Exhibit 10.17

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

QUOTATION FOR SUPPLY OF GENETIC ANALYSIS PRODUCTS

Prepared by:

Illumina, Inc.

5200 Illumina Way

San Diego CA 92122-4616

USA

Hereinafter referred to as “Illumina”

Prepared for:

PO# P11405

Personalis

Hereinafter referred to as “Personalis” or “Customer”

Quotation Number:	[***]
Quotation Date:	Mar 1, 2019
Expiration Date:	Mar 31, 2019
Prepared By:	[***]
Phone Number:	[***]
Email:	[***]

CONFIDENTIAL	Proposal # [***]	Page 1 of 6

QUOTATION NUMBER	[***]	PREPARED BY	[***]
QUOTATION DATE	Mar 1, 2019	TEL	[***]
EXPIRATION DATE	Mar 31, 2019	EMAIL	[***]
CURRENCY	USD

I. CUSTOMER INFORMATION

Company or Institution Name:	Personalis

Customer Number:	[***]

Personalis

Address:	1330 Obrien Dr

Menlo Park CA 94025-1436

USA

Contact Name:	PO# P11405

Phone:	[***]

E-Mail:	[***]

Ultimate Consignee:	Personalis

Personalis

Bill to address	1330 Obrien Dr

Menlo Park CA 94025-1436

USA

Personalis

Shipping address:	1330 Obrien Dr

Menlo Park CA 94025-1436

USA

II. PRODUCT & PRICING INFORMATION

Catalog#	Product Description	Unit Price (USD)	Discount %	Customer Price (USD)	Units	Subtotal (USD)

20012850	NovaSeq™ 6000 Sequencing System : The NovaSeq 6000 Sequencing System is an integrated ultrahigh throughput system performing onboard cluster generation and sequencing. This system includes installation and training and 12 months warranty (including parts and labor).	[***]	[***]	[***]	5	[***]

Subtotal						[***]

Freight / Handling Fee						[***]

Tax						[***]

Total Fees (including shipping and insurance)						[***]

Notes: Tax is an estimate and is subject to change upon invoicing based upon the appropriate tax regulations.

CONFIDENTIAL	Proposal # [***]	Page 2 of 6

QUOTATION NUMBER	[***]	PREPARED BY	[***]
QUOTATION DATE	Mar 1, 2019	TEL	[***]
EXPIRATION DATE	Mar 31, 2019	EMAIL	[***]
CURRENCY	USD

Post Pricing Message:

This quote for Blanket PO for [***] NovaSeq 6000 instruments is offered contingent upon Personalis winning the award for the VA Million Veterans Project FY 18. Should Personalis not receive the VA’s Million Veterans Project FY 18 contract award by November 1, 2017, this Blanket PO can be cancelled at that time. Should Personalis win the the Million Veterans FY 18 award, these additional [***] NovaSeq 6000 instruments will be delivered within [***] months of the date of this Blanket Purchase Order. Reagent discount pricing will be given as outlined in the NovaSeq S2 Reagent Standing Quote [***] and in keeping with the NovaSeq S4 Reagent Agreement as signed by Illumina and Personalis. Remaining Service Contracts may be credited towards an On-Site FSE at the time that Personalis elects to covert from Comprehensive Level Product Care to On-Site FSE and an On-Site FSE is hired.

CONFIDENTIAL	Proposal # [***]	Page 3 of 6

QUOTATION NUMBER	[***]	PREPARED BY	[***]
QUOTATION DATE	Mar 1, 2019	TEL	[***]
EXPIRATION DATE	Mar 31, 2019	EMAIL	[***]
CURRENCY	USD

Special Condition of Sale

Customer’s purchase of this product is based on currently published specifications as provided in NovaSeq 5000/6000 Specification Sheet (http://www.illumina.com/content/dam/illumina- marketing/documents/products/datasheets/novaseq-series-specification- sheet-770-2016-025.pdf) and not conditioned on future performance characteristics or applications, whether or not realized. The determination, timing and delivery of future performance characteristics, if any, if ever, remains at Illumina’s sole discretion and customers’ rights to publicly announced upgrades and other marketed upgrades are expressly limited. Customer acknowledges it has not relied on any information outside of published specifications in making the purchase contemplated in this quotation or purchase order.

CONFIDENTIAL	Proposal # [***]	Page 4 of 6

QUOTATION NUMBER	[***]	PREPARED BY	[***]
QUOTATION DATE	Mar 1, 2019	TEL	[***]
EXPIRATION DATE	Mar 31, 2019	EMAIL	[***]
CURRENCY	USD

III. CONDITIONS OF SALE

By submitting an order, Customer accepts and agrees that the Terms and Conditions referenced in this Quotation(as set forth in the section VII herein (Terms and Conditions ) is the sole and exclusive agreement between Customer and Illumina with respect to the Illumina products and/or services as described above and accepts all other terms of this quotation. NOTWITHSTANDING THE FOREGOING, IF ILLUMINA AND CUSTOMER HAVE ENTERED INTO A VALID AND ENFORCEABLE AGREEMENT GOVERNING THE ILLUMINA PRODUCTS AND/OR SERVICES DESCRIBED ABOVE, THE ORDER OF PRECEDENCE BETWEEN THE AGREEMENT AND THE TERMS AND CONDITIONS SHALL BE AS FOLLOWS: IN THE EVENT OF A CONFLICT BETWEEN THE TERMS OF THE AGREEMENT AND THE TERMS AND CONDITIONS, OR IF THE AGREEMENT INCLUDES ADDITIONAL TERMS NOT ADDRESSED IN THE TERMS AND CONDITIONS, THE AGREEMENT SHALL GOVERN WITH RESPECT TO SUCH TERMS. Illumina does not supply plastics such as microplates or pipette tips for use in the listed assays and these are not included in the consumables pricing provided; however, as a result of the highly multiplexed nature of all assays, plastics alone contribute minimally to the final cost.

Customer and Illumina agree as follows:

•	Customer’s purchase of the products referenced in this Quotation is not conditioned on future performance characteristics or applications, whether or not realized.

•	Unless otherwise agreed by Illumina in writing, Illumina will not assist Customer in developing, testing, or validating unsupported applications.

•	Illumina will not replace any consumables or reagent kits if the cause of any performance failure is due to unsupported applications.

•	Illumina is unable to provide any assurances or guarantee that the performance of the products referenced in this Quotation will match published specifications when used for unsupported applications.

IV. SHIP HOLD

In cases where this Quotation does not include a pre-defined ship schedule, the following ship hold terms shall apply:

•

All orders must have a defined ship schedule. The initial ship date must be no later than three (3) months from the date the purchase order is received by Illumina (as provided in the Order Confirmation) and the entire order must be shipped complete within twelve (12) months from Illumina’s receipt of the purchase order.

•	Any exceptions to these ship hold terms must be agreed to in writing by Illumina and the Customer must pre-pay at least fifty percent (50%) of the purchase order amount of the affected shipments.

•	Customers may request two (2) shipment delays for any single purchase order. The total months of delayed shipment for shipments associated with a single purchase order shall not exceed six (6) months.

•

If Customer has requested a delayed shipment, Illumina reserves the right to change the lead time necessary to initiate Customer’s first shipment (which may be longer than the lead time quoted at the time of the order placement).

•	If Customer cannot take shipment in accordance with these terms, Illumina reserves the right to cancel the order in its entirety without any liability to the Customer.

V. HOW TO ORDER

For all consumable orders: Please submit your order online through MyIllumina (http://my.illumina.com).

For all other orders: Please submit your institutional Purchase Order and a complete copy of this quotation to the attention of:

Illumina Customer Service

customerservice@illumina.com

Phone: +1.858.202.4566

Toll Free: +1.800.809.ILMN (4566)

Fax: +1.858.202.4766

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QUOTATION NUMBER	[***]	PREPARED BY	[***]
QUOTATION DATE	Mar 1, 2019	TEL	[***]
EXPIRATION DATE	Mar 31, 2019	EMAIL	[***]
CURRENCY	USD

Order Confirmation

You will receive an e-mail confirmation containing your order number within 1 business day. Another email will be sent to notify you when your order has been shipped.

VI. EXPIRATION OF OFFER

The offer contained in this document is revocable at the sole discretion of Illumina if not executed by Customer and a purchase order received by Illumina before 5:00 pm Pacific Time on the expiration date shown on page 1 of this quotation.

VII. TERMS AND CONDITIONS

By this Quotation, Illumina conditionally offers to Customer the Illumina products and/or services as described above. This offer is conditional on, and may only be accepted by, Customer’s agreement that Illumina’s terms and conditions listed below or otherwise included with the product or service, as applicable to the specific product or service quoted (“Terms and Conditions”), is the sole and exclusive agreement between Customer and Illumina with respect to the particular products or service. For the avoidance of doubt, any terms and conditions applicable to “Test Specific Products” that have a specific intended use in such products’ documentation, as set forth in such terms and conditions, are applicable only to in vitro diagnostic products.

http://www.illumina.com/content/dam/illumina-marketing/documents/terms-conditions/united-states/usa-terms-and-conditions-of-

sale-general.pdf.

Additionally, if Customer is purchasing Illumina professional consultingservices as relate to instruments, Customer environment or workflows (inall cases, excluding instrument warranty services) (“ProfessionalServices”), Customer agrees such Professional Services are exclusivelygoverned by the Terms and Conditions—Services (Professional Services)located here:

http://www.illumina.com/content/dam/illumina-marketing/documents/company/terms-and-conditions-services.pdf

In the case of BaseSpace Clarity LIMS, the Terms and Conditions are https://www.illumina.com/content/dam/illumina-marketing/ documents/terms-conditions/worldwide/lims/on-premise-subscription-agreement.pdf (for subscription software), and https://www. illumina.com/content/dam/illumina-marketing/documents/terms-conditions/worldwide/lims/perpetual-license-agreement.pdf (for perpetual license software).

Additionally, notwithstanding the Illumina entity that is listed on the cover page of this Quotation, the parties understand and agree that in the event another Illumina affiliate provides the products or services to Customer, such Illumina affiliate is the relevant quoting and contracting entity under this Quotation and the relevant Terms and Conditions.

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